Property, plant and equipment, net (Tables)	6 Months Ended
Mar. 31, 2022
Property, plant and equipment, net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation

	As of	As of
	March 31,	September 30,
	2022	2021
	(unaudited)
Forestry	$11,042,228	—
Plant, machinery and equipment	72,361	70,113
Transportation equipment	55,255	54,362
Office equipment	21,827	21,474
Subtotal	11,191,671	145,949
Accumulated depreciation	(85,988)	(66,467)
Total	$11,105,683	$79,482